                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3

      [C-BASS(SM) CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RANGE OF DEBT-TO-INCOME RATIOS (%)

                                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   WEIGHTED
                                      NUMBER OF        BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL  AVERAGE
RANGE OF DEBT-TO-INCOME RATIOS (%)  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DTI
----------------------------------  --------------   -----------     ----      ------     -----   -----------    ---       ---
25.00 or less                                  362  $ 41,938,503      10.04%    6.942%       642    $115,852     81.46%    19.22%
25.01 - 30.00                                  142    24,266,785       5.81     6.862        637     170,893     79.45     27.80
30.01 - 35.00                                  233    38,072,046       9.12     6.797        643     163,399     79.37     32.68
35.01 - 40.00                                  361    63,803,490      15.28     6.885        645     176,741     82.42     37.85
40.01 - 45.00                                  465    88,215,232      21.13     6.909        653     189,710     81.50     42.59
45.01 - 50.00                                  527   101,375,024      24.28     6.921        652     192,362     82.07     47.53
50.01 - 55.00                                  227    45,049,173      10.79     7.068        621     198,455     81.51     52.34
55.01 - 60.00                                   63    14,693,802       3.52     6.870        661     233,235     82.64     57.25
65.01 - 70.00                                    1       109,723       0.03     4.875        679     109,723     99.11     66.65
                                             -----  ------------     ------     -----        ---    --------     -----     -----
TOTAL:                                       2,381  $417,523,778     100.00%    6.914%       646    $175,356     81.51%    41.60%
                                             =====  ============     ======     =====        ===    ========     =====     =====

                                                                                                           PERCENT
                                    PERCENT  PERCENT  PERCENT  PERCENT   PERCENT     PERCENT    PERCENT    SINGLE
                                     FULL     STATED  LIMITED   NO DOC  ALTERNATE  STREAMLINED   OWNER     FAMILY   PERCENT
RANGE OF DEBT-TO-INCOME RATIOS (%)   DOC       DOC      DOC      DOC       DOC         DOC      OCCUPIED    PUD     CASHOUT
----------------------------------   ---       ---      ---      ---       ---         ---      --------    ---     -------
25.00 or less                        35.28%   14.95%    6.27%   40.60%     0.48%        1.21%     83.09%    84.08%   40.64%
25.01 - 30.00                        59.18    28.57     9.85     0.00      2.41         0.00      88.21     84.03    67.71
30.01 - 35.00                        54.81    36.42     8.62     0.00      0.00         0.00      91.61     83.88    52.89
35.01 - 40.00                        42.78    47.08    10.14     0.00      0.00         0.00      90.39     87.41    50.46
40.01 - 45.00                        32.70    57.52     9.02     0.00      0.76         0.00      95.94     84.00    47.55
45.01 - 50.00                        37.94    52.20     9.33     0.00      0.53         0.00      94.09     82.35    50.32
50.01 - 55.00                        44.49    38.83    15.11     0.00      1.56         0.00      93.59     85.62    53.02
55.01 - 60.00                        33.17    61.57     3.40     0.00      1.87         0.00      90.20     89.11    48.59
65.01 - 70.00                       100.00     0.00     0.00     0.00      0.00         0.00     100.00    100.00     0.00
                                     -----    -----     ----     ----      ----         ----      -----     -----    -----
TOTAL:                               40.63%   44.86%    9.46%    4.08%     0.71%        0.12%     92.05%    84.48%   50.25%
                                     =====    =====     ====     ====      ====         ====      =====     =====    =====